UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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__ Preliminary Proxy Statement     __                                                                                                          Confidential, For Use by the Commission Only                                                                                                                                                                             (as permitted by Rule 14a-6(e)(2))

__ Definitive Proxy Statement

X Definitive Additional Materials

__ Soliciting Material Under Rule 14a-12

WELLS FARGO FUNDS TRUST

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Notes:

URGENT REMINDER

Date

Dear Shareholder:

We previously mailed proxy materials to you relating to proposals being recommended by the Wells Fargo Funds Board of Trustees. A Special Meeting of Shareholders of the Wells Fargo Outlook Funds (SM) is scheduled for October 19, 2001. According to our records at the time this urgent reminder is being mailed, your proxy vote for this important meeting has not yet been received.

If you have recently voted your proxy, thank you and please disregard this notice. However, if you still need to vote your proxy, you may use one of the following options today to promptly record your vote:

    Vote by Telephone: Call the toll free number listed on your voting instruction form. Please have the 12-digit control number found on your voting instruction form ready when prompted.
    Vote by Internet: Go to www.proxyvote.com, enter the 12-digit control number on your voting instruction form, and follow the instructions on the site.
    Vote by Mail: Sign and date your card. Mail it in the postage-paid return envelope provided.

Your Wells Fargo Funds board members unanimously recommend a vote FOR all proposals and believe the proposals are in the best interest of shareholders of the Funds. The proxy materials detail the reasons for the Board’s recommendation. If you have any questions regarding the proxy, please call the Fund’s proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-769-5414.

Thank you for your continued investment with Wells Fargo Funds. We look forward to serving your investment needs for years to come.

Sincerely,

C. David Messman

Secretary

Wells Fargo Fund